UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2007

InfoSonics Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-32217	33-0599368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Executive Drive Suite #100, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 373-1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

The Company today announced it has extended its distribution agreement with Samsung Electronics Latino America Miami, Inc. through December 2008. Under the agreement, InfoSonics will continue to offer distribution solutions and services in Central America, the Caribbean, and Ecuador, for a variety of Samsung wireless telecommunication devices and accessories to carriers, retailers and agents.

Item 7.01.  Regulation FD Disclosure

The Company issued a press release today regarding the extension of the Distribution Agreement with Samsung Electronics Latino America Miami, Inc.

 Item 9.01.  Financial Statements and Exhibits

(d)          Exhibits.

Exhibit No.	Description
99.1	Press release dated December 20, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

/s/ Jeffrey Klausner
Chief Financial Officer

Dated: December 20, 2007